Exhibit 99.2

ACROSS AMERICA REAL ESTATE EXCHANGE, INC.
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
FINANCIAL INFORMATION

On February 24, 2010, Across America Real Estate Exchange, Inc. (“AAEX”, the “Registrant, or the “Company”), entered an Agreement and Plan of Merger and Reorganization (the “Agreement”) with Accredited Members, Inc. (“AMI”). Pursuant to the Agreement, AMI merged with and into AAEX Acquisition Corp., a wholly owned subsidiary of AAEX and was the surviving entity in this transaction (the “Merger Transaction”).  As such, upon closing the Merger Transaction AMI became a wholly-owned subsidiary of the Registrant.  To effect the Merger Transaction, the Registrant acquired all of the outstanding shares of AMI by the issuance of an aggregate of 25,554,010 shares of common stock, representing approximately 89% of the outstanding common stock after the transaction.  The number of AAEX common shares received by AMI’s shareholders depended on the number of number of shares each held and that were outstanding at the closing of the Merger Transaction.   Additionally, upon the effective date of the transaction all outstanding AMI warrants, options and outstanding promissory notes were exchanged for options, warrants and promissory notes to acquire AAEX common stock on equivalent terms.

The Registrant is a public shell company (as defined in Rule 12b-2 of the Exchange Act) at the date of the Merger Transaction.  Therefore, the Merger Transaction is being accounted for as a reverse acquisition and recapitalization.  AMI is the acquirer for accounting purposes, and AAEX is the acquired company.  Accordingly, AMI’s historical financial statements for periods prior to the transaction become those of AAEX, retroactively restated for, and giving effect to, the number of shares received in the Merger Transaction.  The accumulated deficit of AMI is carried forward after the acquisition.  Operations reported for periods prior to the Merger Transaction are those of AMI.  Earnings per share for the periods prior to the Merger Transaction are restated to reflect the equivalent number of shares outstanding. There were no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma consolidated statements of operations.

AMI, headquartered in Colorado Springs, Colorado, was formed in December 2008, to provide a system to strategically align investors with companies seeking funding sources. AMI’s process of doing this utilizes primarily two systems: an interactive website and conferences held several times per year across the country. AMI also provides institutional and individual investors with proprietary research on “microcap” and “small-cap” companies (companies that have a market capitalization of $300 million or less), and AMI sells business valuation reports that it prepares for customers. The Company’s services are sold in the form of customer memberships, which typically have terms of 90 day to one year.

On March 11, 2009, AMI acquired customer contracts and related customer relationships from Edgewater Research, LLC (“EdgeWater” or the “Predecessor”), a Colorado Limited Liability Company. The EdgeWater customer contracts and related customer relationships were determined to meet the definition of a “business”, as defined by accounting standards.  AMI had no operations from its formation date to the date of the EdgeWater acquisition. The AMI financial statements for the period from January 1, 2009 through March 10, 2009 (the “Predecessor Period”) reflect the results of operations of EdgeWater. The financial statements for the period from March 11, 2009 through December 31, 2009 (the “Successor Period”) reflect the results of operations of AMI (the “Successor”). Accordingly, the results of operations of the Predecessor and the Successor are not comparable in all respects.

The accompanying unaudited condensed consolidated pro forma balance sheet as of December 31, 2009, gives effect to the Merger Transaction as if it had been consummated on December 31, 2009.  The condensed consolidated statement of operations for year ended December 31, 2009, gives effect to the Merger Transaction and AMI’s acquisition of the EdgeWater customer contracts and relationships as if it had been consummated on January 1, 2009.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of AMI (included herein) as well as those of the Company. The unaudited pro forma condensed consolidated statement of operations does not purport to be indicative of the results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

ACROSS AMERICA REAL ESTATE EXCHANGE, INC.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

DECEMBER 31, 2009

ASSETS
			Proforma			Proforma
	AAEX	AMI	adjustments			total
	(Historical)	(Historical)
Current assets:
Cash and cash equivalents	$57,812	$564,883	$			$622,695
Accounts receivable		143,570				143,570
Prepaid expenses and other	1,894	99,244				101,138
Assets held for sale		14,336				14,336
Subscription receivable		10,000				10,000

Total current assets	59,706	832,033				891,739

Property and equipment, net		215,894				215,894
Intangible assets, net		12,500				12,500

	-	228,394				228,394

	$59,706	$1,060,427	$			$1,120,133

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable		$16,671	$			$28,121
Accrued expenses:
Related party	$4,365					4,365
Other	11,450	42,975				54,425
Deferred revenue		239,117				239,117
Note payable, related party	185,000					185,000
Total current liabilities	200,815	298,763				499,578

Convertible notes payable:
Related parties		100,000				100,000
Other		137,500				137,500

		237,500

Total liabilities	200,815	536,263				737,078

Stockholders' equity (deficit):
Common stock	1,810	982		24,572	(A)	27,364
Additional paid-in capital	77,614	2,112,238		(245,105	) (A)	1,944,747
Accumulated loss	(220,533)	(1,589,056)		220,533	(A)	(1,589,056)
Total stockholders' equity (deficit)	(141,109)	524,164				383,055

	$59,706	$1,060,427				$1,120,133

ACROSS AMERICA REAL ESTATE EXCHANGE, INC.

PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

YEAR ENDED DECEMBER 31, 2009

		AMI
		Successor	Predecessor
		company	company
		March 11, through	January 1, through		Proforma		Proforma
	AAEX	December 31, 2009	March 10, 2009	Total	adjustments		total
	(Historical)	(Historical)	(Historical)

Net revenue		$226,783	$125,690	$352,473	$		$352,473
Cost of revenue		187,831	63,248	251,079			251,079

Gross profit		38,952	62,442	101,394			101,394

Operating expenses:
Selling, general and administrative	22,218	1,609,348	35,265	1,644,613	12,500	(B)	1,679,331

Operating (loss) income	(22,218)	(1,570,396)	27,177	(1,543,219)	(12,500)		(1,577,937)

Other income (expense):
Interest expense:
Related parties	(16,907)	(6,343)		(6,343)			(23,250)
Other	(53,000)	(18,384)		(18,384)			(71,384)
Other income		6,067		6,067			6,067

	(69,907)	(18,660)		(18,660)			(88,567)

Net (loss) income	$(92,125)	$(1,589,056)	$27,177	$(1,561,879)	$(12,500)		$(1,666,504)

Basic and diluted net loss per share	$(0.05)						$(0.06)

Basic and diluted weighted average number
of common shares outstanding	1,810,476				25,554,010	(C)	27,364,486

ACROSS AMERICA REAL ESTATE EXCHANGE, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED
PRO FORMA FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2009

The following adjustments are made to the accompanying pro forma balance sheet and statement of operations:

(A)
This entry is to give effect to the acquisition of AAEX by AMI, which is accounted for as a recapitalization in a reverse acquisition as a result of the issuance of 25,554,010 shares of AAEX common stock in exchange for the issued and outstanding shares of AMI as further described above and to reflect the entries to eliminate the accumulated deficit of AAEX

(B)
This entry is to give effect to AMI’s acquisition of the customer contracts and relationships from EdgeWater as if this acquisition had occurred at the beginning of the period, resulting in additional amortization expense from the beginning of the period through the date the customer contracts and relationships were acquired (March 11, 2009).

(C)	The pro forma net loss per share of common stock is based on the weighted average number of common shares outstanding after giving effect to the shares issued for the reverse acquisition.